UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2018

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry into a Material Definitive Agreement.

Offering

On August 17, 2018, Youngevity International, Inc. (the “Company”) closed the first tranche of its best efforts offering (the “Offering”) of Series C convertible preferred stock, par value $0.001 per share (the “Series C Preferred Stock”), and entered into a Securities Purchase Agreement (the “Purchase Agreement”) with six accredited investors pursuant to which the Company sold 68,420 shares of Series C Preferred Stock, initially convertible into 136,840 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an offering price of $9.50 per share.

Pursuant to the Purchase Agreement, the Company has agreed to issue a two-year warrant to purchase shares of Common Stock at an exercise price of $4.75 (the “Warrant”) to each investor that voluntarily converts their Series C Preferred Stock to Common Stock. The Warrant contains certain anti-dilution provisions that apply in connection with any stock split, stock dividend, stock combination, recapitalization of the Company.

The Company entered into a Placement Agent Agreement, dated July 31, 2018 pursuant to which the Company agreed to pay the placement agent, subject to certain exclusions, a fee of 5.0% of the gross proceeds of the Offering and a non-accountable expense allowance of 2.0% of the gross proceeds. In addition, the Company agreed to issue to the placement agent, or its permitted assigns, warrants of the Company equal to ten percent (10%) of any warrants issued to investors pursuant to the Offering, if and when any such warrants are issued to the investors.

The proceeds to the Company from the first closing of the Offering were $649,990. No commissions or offering expenses were paid to the placement agent.

Pursuant to the terms of a Registration Rights Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission to register the shares of Common Stock issuable upon conversion of the Series C Preferred and the shares of Common Stock issuable upon exercise thereof.

The foregoing description of the terms of the Warrant, Placement Agent Agreement, Purchase Agreement and Registration Rights Agreement do not purport to be complete and is subject to, and are qualified in their entirety by reference to the provisions of such agreements, the forms of which are filed as Exhibits 4.1, 10.1. 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The provisions of the Placement Agent Agreement and Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 16, 2018, the Company filed a Certificate of Designation of Powers, Preferences and Rights of Series C Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designation”).

Pursuant to the Certificate of Designation, the Company has designated 315,790 shares of preferred stock as Series C Convertible Stock and has agreed to pay cumulative dividends on the Series C Preferred Stock from the date of original issue at a rate of 6.0% per annum payable quarterly in arrears on or about the last day of March, June, September and December of each year, beginning September 30, 2018. The Series C Preferred Stock ranks senior to the Company’s outstanding Series A Convertible Preferred Stock and the Common Stock with respect to dividend rights and rights upon liquidation, dissolution or winding up, and pari passu with the Company’s outstanding Series B Convertible Preferred Stock. Each share of Series C Preferred Stock is initially convertible at any time, in whole or in part, at the option of the holders, at an initial conversion price of $4.75 per share, into two (2) shares of Common Stock and automatically converts initially into two (2) shares of Common Stock in the event the average of the daily volume-weighted average price of the Common Stock for the 30 days preceding the two-year anniversary date of issuance is $6.00 or higher. In addition, each share of Series C Preferred Stock is redeemable at a price equal to its original purchase price plus all accrued but unpaid dividends in the event the average of the daily volume weighted average price of the Common Stock for the 30 days preceding the two year anniversary date of issuance is less than $6.00. The Series C Preferred Stock has no voting rights.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Certificate of Designation of Powers, Preferences and Rights of Series C Convertible Preferred Stock

4.1	Form of Warrant

10.1	Placement Agent Agreement, dated July 31, 2018, between Youngevity International, Inc. and Corinthian Partners, LLC

10.2	Form of Securities Purchase Agreement by and between Youngevity International, Inc and the purchasers named therein

10.3	Form of Registration Rights Agreement by and between Youngevity International, Inc and the purchasers named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: August 21, 2018	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designation of Powers, Preferences and Rights of Series C Convertible Preferred Stock

4.1	Form of Warrant

10.1	Placement Agent Agreement, dated July 31, 2018, between Youngevity International, Inc. and Corinthian Partners, LLC

10.2	Form of Securities Purchase Agreement by and between Youngevity International, Inc and the purchasers named therein

10.3	Form of Registration Rights Agreement by and between Youngevity International, Inc and the purchasers named therein